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                            PROSPECTUS SUPPLEMENT
                            Separate Account VA-K
                 (Supplement to prospectus dated May 1, 1995)




                           CALIFORNIA "FREE LOOK"

Due to changes in California's "free-look" provisions, California Policy Owners may now surrender the Policy at any time between the date of application and the date 10 days after receipt of the Policy. The Company will pay to the Policy Owner an amount equal to the sum of (i) the difference between the purchase payments paid, including fees, and any amount allocated to a Separate Account and (ii) the Accumulated Value of the Policy (on the date the surrender request is received by the Company) attributable to any amount allocated to a Subaccount. This refund right applies for 30 days to California residents age 60 years or older; provided, however, that if the Policy is issued as an IRA, the refund right described under the caption "RIGHT TO REVOKE INDIVIDUAL RETIREMENT ANNUITY" is applicable for the first 10 days. The refund right described under the caption "RIGHT TO REVOKE INDIVIDUAL RETIREMENT ANNUITY" is also applicable to all other California policies issued as IRAs.

Because of the the new requirements, the Company will no longer require Separate Account allocations by California senior citizens age 60 and older to be held in Subaccount 3 (which invests in the Money Market Fund of the Trust) for 34 days following the date of issue of the Policy. The third sentence of the second paragraph on page 30 of the Prospectus is therefore deleted. If the Policy is issued as an IRA, all Separate Account allocations will be held in Subaccount 3 for the first 14 days following the date of issue.

                              SUPPLEMENT DATED NOVEMBER 13, 1995